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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 2, 2001
                                                 _______________________________


                      Health Management Associates, Inc.
________________________________________________________________________________
              (Exact name of registrant as specified in charter)

Delaware                          000-18799              61-0963645
________________________________________________________________________________
(State or other jurisdiction     (Commission           (IRS Employer
of incorporation)                File Number)         Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida   34108-2710
________________________________________________________________________________
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code  (941) 598-3131
                                                    ____________________________


________________________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.  Other Events and Regulation FD Disclosure

    On January 2, 2001, the Registrant issued the following press release:

                  HEALTH MANAGEMENT ASSOCIATES, INC. PROMOTES
                         JOSEPH V. VUMBACCO, PRESIDENT
                          TO CHIEF EXECUTIVE OFFICER

NAPLES, FLORIDA (January 2, 2001) Health Management Associates, Inc. (NYSE: HMA) announced today the promotion of Mr. Joseph V. Vumbacco, 55, President to Chief Executive Officer. Mr. Vumbacco has been with the Company for the past five years and has held key responsibilities including Chief Operating Officer and most recently Chief Administrative Officer. During the past five years the Company has more than doubled in size, both in revenue and profits. Mr. Vumbacco has played a key role in this expansion. Prior to joining Health Management Associates, Inc. five years ago, Mr. Vumbacco served as a corporate officer in two public corporations. He is married with two children and resides in Naples, Florida.

Mr. William J. Schoen, 65, Chairman will continue as Chairman of the Corporation and Chairman of the Board at least until January 1, 2004. His responsibilities will be to oversee the strategic direction of the Corporation and its implementation as well as continue his relationship with the financial community. Mr. Schoen continues to be one of the largest individual shareholders of the Corporation.

Mr. Earl Holland, 55, Vice Chairman and Chief Operating Officer, has decided to retire from the Corporation.

Health Management Associates, Inc. is a major operator of general acute care hospitals in communities situated primarily in the Southeast and Southwest. The Company currently operates 36 facilities in 11 states with 5,024 licensed beds. HMA has experienced 12 years of uninterrupted operating earnings growth.

Certain statements contained in this release, including, without limitation, statements containing the words "believes," "anticipates," "intends," "expects," and words of similar import, constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may include projections of revenues,
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income or loss, capital expenditures, capital structure, or other financial items, statements regarding the plans and objectives of management for future operations, statements of future economic performance, statements of the assumptions underlying or relating to any of the foregoing statements, and other statements which are other than statements of historical fact.

Statements made throughout this release are based on current estimates of future events, and the Company has no obligation to update or correct these estimates. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially as a result of these various factors.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HEALTH MANAGEMENT ASSOCIATES, INC.


Dated:  January 5, 2001      By:  /s/  Timothy R. Parry
                                 ___________________________________
                                  Timothy R. Parry
                                  Vice President